                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF
                                 MAXSERV, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED FEBRUARY 4, 1997

                                       OF
                         MAX ACQUISITION DELAWARE INC.

                          A WHOLLY OWNED SUBSIDIARY OF

                             SEARS, ROEBUCK AND CO.


  THIS OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON TUESDAY, MARCH 4, 1997, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                            By Overnight Courier:            By Mail:
         By Hand:



                             First Chicago Trust       First Chicago Trust
   First Chicago Trust             Company                   Company
         Company                 of New York               of New York
       of New York           Attention: Tenders &      Attention: Tenders &
   Attention: Tenders &           Exchanges                 Exchanges
        Exchanges             Suite 4680 -- MXV     P.O. Box 2569, Suite 4660
 c/o THE DEPOSITORY TRUST 14 Wall Street, 8th Floor   Jersey City, NJ 07303-
         COMPANY              New York, NY 10005               2569
 55 Water Street, DTC TAD
Vietnam Veterans Memorial
          Plaza
    New York, NY 10041

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

NME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)A
    (PLEASE FILL IN, IF BLANK, EXACTLY AS
                   NAME(S)                                SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
     APPEAR(S) ON SHARE CERTIFICATE(S))                     (ATTACH ADDITIONAL LIST, IF NECESSARY)
 ------------------------------------------------------------------------------------------------------
                                                                        TOTAL NUMBER
                                                                          OF SHARES
                                                        SHARE           EVIDENCED BY          NUMBER OF
                                                     CERTIFICATE            SHARE              SHARES
                                                     NUMBER(S)*        CERTIFICATE(S)        TENDERED**
                                   --------------------------------------------------------------------
                                   --------------------------------------------------------------------
                                   --------------------------------------------------------------------
                                   --------------------------------------------------------------------
                                   --------------------------------------------------------------------
                                   --------------------------------------------------------------------
                                                  TOTAL SHARES

--------------------------------------------------------------------------------
  *Need not be completed by stockholders delivering Shares by book-
   entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

  This Letter of Transmittal is to be completed by stockholders of MaxServ, Inc. (the "Company") if certificates representing Shares (as defined below) ("Share Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in the section entitled "THE TENDER OFFER--Procedure For Tendering Shares" of the Offer to Purchase.

  Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in the section entitled "THE TENDER OFFER-- Procedure For Tendering Shares" of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

[_] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution _____________________________________________

    Check Box of Applicable Book-Entry Transfer Facility:

    (check one)
    [_] DTC     [_] PDTC

    Account Number ____________________________________________________________

    Transaction Code Number ___________________________________________________

[_] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Window Ticket No. (if any) _________________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which Guaranteed Delivery ______________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Max Acquisition Delaware Inc., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Sears, Roebuck and Co., a New York corporation ("Parent"), the above-described shares of common stock, $.01 par value per share (the "Shares"), of MaxServ, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase any and all outstanding Shares at a purchase price of $7.00 per Share (the "Offer Price"), net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 4, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect thereof on or after February 4, 1997 (a "Distribution") and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms of and subject to the conditions to the Offer.

  The undersigned hereby irrevocably appoints designees of Purchaser as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any Distributions), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting) or otherwise. This power of attorney and proxy are irrevocable, are coupled with an interest in the Shares tendered hereby, and are granted in consideration of, and effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any Distributions), and no subsequent proxies will be given or written consents executed by the undersigned (and if given or executed, will not be deemed effective).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the section entitled "THE TENDER OFFER--Procedure for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Offer Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

  Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Share Certificates evidencing any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any Share Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of any Shares purchased and return any Share Certificates evidencing any Shares not tendered or not purchased in the name(s) of, and mail said check and Share Certificates to, the person(s) so indicated. The undersigned acknowledges that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.


   SPECIAL PAYMENT INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS (SEE
  (SEE INSTRUCTIONS 1, 5, 6 AND               INSTRUCTIONS 1, 5, 6 AND 7)
                7)


                                           To be completed ONLY if the check
  To be completed ONLY if the check       for the purchase price of Shares
 for the purchase price of Shares         purchased or Share Certificates
 purchased or Share Certificates          evidencing Shares not tendered or
 evidencing Shares not tendered or        not purchased are to be mailed to
 not purchased are to be issued in        someone other than the under-
 the name of someone other than the       signed, or to the undersigned at
 undersigned, or if Shares tendered       an address other than that shown
 hereby and delivered by book-entry       under the undersigned's signature.
 transfer which are not purchased
 are to be returned by credit to an
 account at one of the Book-Entry
 Transfer Facilities other than
 that designated above.

                                          Mail  [_] check  [_] Share Certif-
                                          icate(s) to:
                                          Name ______________________________
                                                    (PLEASE PRINT)

                                          Address ___________________________
 Issue  [_] check  [_] Share              ___________________________________
 Certificate(s) to:                                                (ZIP CODE)

 Name ______________________________
           (PLEASE PRINT)
 Address ___________________________
 ___________________________________
                          (ZIP CODE)
 ___________________________________
 (TAXPAYER IDENTIFICATION OR SOCIAL
          SECURITY NUMBER)
      (SEE SUBSTITUTE FORM W-9)

                                   IMPORTANT

                            STOCKHOLDERS: SIGN HERE
              (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON OTHER SIDE)
             ----------------------------------------------------
             ----------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

             Dated: , 1997

               (MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY
             AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S) OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION AND SEE INSTRUCTION 5.)

             Name(s): ___________________________________________
             ____________________________________________________
                                 (PLEASE PRINT)

             Capacity (full title): _____________________________

             Address: ___________________________________________
             ____________________________________________________
                                               (INCLUDE ZIP CODE)
             Area Code and Telephone No.: _______________________

             TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.: ____
                                            (SEE SUBSTITUTE FORM W-9 ON
                                            REVERSE SIDE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

             Authorized Signature: ______________________________

             Name: ______________________________________________
                            (PLEASE TYPE OR PRINT)

             Title: _____________________________________________

             Name of Firm: ______________________________________

             Address: ___________________________________________
             ____________________________________________________
                                               (INCLUDE ZIP CODE)

             Area Code and Telephone No.: _______________________

             Dated:  , 1997

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If Share Certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered Share Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Share Certificates or stock powers, with the signatures on the Share Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in the section entitled "THE TENDER OFFER--Procedure for Tendering Shares" of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Share Certificates and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in the section entitled "THE TENDER OFFER--Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the Share Certificates for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the section entitled "THE TENDER OFFER--Procedure for Tendering Shares" of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING PERSON, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Share Certificate for the remainder of the Shares represented by the old Share Certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" herein, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificate(s) or separate stock powers are required, unless payment of the purchase price is to be made, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by, appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signature(s) on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority, of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER OF TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificates not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Persons tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

  8. SUBSTITUTE FORM W-9. The tendering holder of Shares is required to provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. In the case of such a holder who has completed the box entitled "Special Payment Instructions" above, however, the correct TIN on Substitute Form W-9 should be provided for the recipient of the payment pursuant to such INSTRUCTIONS. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder of Shares to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares.

  9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back cover of the Offer to Purchase. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent or from brokers, dealers, commercial banks and trust companies.

  THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a holder of Shares whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 below. The holder of Shares must also state that (i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, the holder of Shares may be subject to a $50 penalty imposed by the Internal Revenue Service and payments made to such holder may be subject to backup withholding.

  Certain holders of Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder of Shares. Backup withholding is not an additional tax. Rather, the tax withheld pursuant to backup withholding rules will be available as a credit against such holder's tax liabilities. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

WHAT NUMBER TO GIVE THE DEPOSITARY

  If the holder of Shares is an individual, the correct TIN is his or her social security number. In other cases, the correct TIN may be the employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering holder of Shares has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 30 days, the Depositary may withhold 31% of all payments of the purchase price to such holder until a TIN is provided to the Depositary.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

--------------------------------------------------------------------------------
 SUBSTITUTE            PART I--Taxpayer                PART III--Social
 FORM W-9              Identification Number--For      Security Number OR
 DEPARTMENT OF         all accounts, enter taxpayer    Employer Identification
 THE TREASURY          identification number in the    Number
                       box at right. (For most
                       individuals, this is your
                       social security number. If
                       you do not have a number, see
                       OBTAINING A NUMBER in the
                       enclosed Guidelines.) Certify
                       by signing and dating below.
                       NOTE:If the account is in
                       more than one name, see chart
                       in the enclosed Guidelines to
                       determine which number to
                       give the payer.

 INTERNAL
 REVENUE                                               ------------------------
 SERVICE                                                (If awaiting TIN write
                                                            "Applied For")

 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

--------------------------------------------------------------------------------
 PART II--For Payees exempt from backup withholding, see the enclosed
 Guidelines and complete as instructed therein.
--------------------------------------------------------------------------------
 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding either because (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

 SIGNATURE ____________________________ DATE _________________________________
 NAME ________________________________________________________________________
 ADDRESS _____________________________________________________________________
 CITY ____________________ STATE ____________________ ZIP ____________________


NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON
                  APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct TIN to the Depositary within thirty (30) days, 31% of all reportable payments made to me pursuant to the Offer may be withheld.

 ------------------------------------    ------------------------------------
              Signature                                  Date


  If you have any questions regarding the Offer, please contact the Information Agent or the Dealer Manager.

                    The Information Agent for the Offer is:
                             D. F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                         (212) 269-5550 (Call Collect)
                        (800) 755-3107 (Call Toll Free)
                      The Dealer Manager for the Offer is:
                              MERRILL LYNCH & CO.
                             World Financial Center
                                  North Tower
                         New York, New York 10281-1330
                         (212) 449-8209 (Call Collect)